UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015 (April 13, 2015)

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas
75248
(Address of principal executive offices)
(Zip Code)

(972) 931-4300
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On April 13, 2015, the board of directors (the “Board”) of TIER REIT, Inc. (the “Company,” “we,” “our” or “us”) voted to increase the size of the Board from seven to eight members and appointed Thomas M. Herzog to fill the vacancy created thereby. Information regarding Mr. Herzog is provided below. Mr. Herzog was not elected pursuant to any arrangement or understanding between himself and any other person, and the Board affirmatively determined that Mr. Herzog has no direct or indirect material relationship with the Company and qualifies as an independent director pursuant to Section 7.2 of the Company’s Ninth Articles of Amendment and Restatement, as amended.

Mr. Herzog, 52, has served as Chief Financial Officer of UDR, Inc. (NYSE: UDR), a leading multifamily real estate investment trust, since January 2013. Previously, Mr. Herzog served as Chief Financial Officer at each of Amstar, a Denver-based real estate investment company, from 2011 to 2013; HCP, Inc. (NYSE: HCP), a fully integrated REIT serving the healthcare industry, from 2009 to 2011; and Apartment Investment and Management Company (Aimco) (NYSE: AIV) from 2005 to 2009. Mr. Herzog also held the position of Chief Accounting Officer at Aimco from 2004 to 2005. Prior to joining Aimco, Mr. Herzog spent four years at GE Real Estate as an executive and ten years at the accounting firm Deloitte & Touche LLP.

Item 7.01     Regulation FD Disclosure.

On April 15, 2015, we issued a press release with respect to the appointment of Thomas M. Herzog to our Board.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.
99.1    Press Release, dated April 15, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: April 15, 2015	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Senior Vice President – Legal, General Counsel & Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated April 15, 2015

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